ADMINISTRATION AGREEMENT


            Agreement dated as of July 16, 1997 by and between State Street Bank and Trust Company, a Massachusetts trust company (the "Administrator"), and Teachers Advisors, Inc. ("Advisors").

            WHEREAS, Advisors is the investment manager to TIAA-CREF Mutual Funds (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

            WHEREAS, Advisors and the Fund have entered into an investment management agreement pursuant to which Advisors will provide or arrange to provide overall management to the Fund, including investment management, custody, transfer agency, dividend disbursing, legal, accounting and administrative services; and

            WHEREAS, Advisors desires to retain the Administrator to furnish certain administrative services to the Fund on its behalf, and the Administrator is willing to furnish such services, on the terms and conditions hereinafter set forth.

            NOW,  THEREFORE,   in  consideration  of  the  premises  and  mutual
covenants herein contained, the parties hereto agree as follows:

1.    APPOINTMENT OF ADMINISTRATOR

            Advisors hereby appoints the Administrator to act as administrator with respect to the Fund for purposes of providing certain administrative services for the period and on the terms set forth in this Agreement. The Administrator accepts such appointment and agrees to render the services stated herein.

            The Fund will initially consist of the portfolios (each an "Investment Fund") listed in Schedule A to this Agreement. In the event that the Fund establishes one or more additional Investment Funds with respect to which Advisors wishes to retain the Administrator to act as administrator hereunder, Advisors shall notify the Administrator in writing and such Investment Fund shall become subject to the provisions of this Agreement to the same extent as the existing Investment Funds, except with respect to compensation as otherwise provided in the Fee Schedule included in the Transfer Agency and Service Agreement between the parties dated July 16, 1997 ("Transfer Agency Agreement").

2.    DELIVERY OF DOCUMENTS

            Advisors will promptly deliver to the Administrator copies of each of the following documents and all future amendments and supplements, if any:

            a.    The Fund's Declaration of Trust and by-laws;

            b. The Fund's currently effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the Fund's Prospectus(es) and Statement(s) of Additional Information relating to all Investment Funds and all amendments and supplements thereto as in effect from time to time;

            c. Certified copies of the resolutions of either the Board of Trustees of the Fund (the "Board") or Advisors approving (1) Advisor entering into this Agreement and (2) certain individuals on behalf of the Fund to (a) give instructions to the Administrator pursuant to this Agreement and (b) pay expenses;

            d. A copy of the investment management agreement between the Fund and Advisors; and

            e. Such other certificates, documents or opinions which the Administrator may, in its reasonable discretion, deem necessary or appropriate in the proper performance of its duties.

3.    REPRESENTATION AND WARRANTIES OF THE ADMINISTRATOR

            The Administrator represents and warrants to Advisors that:

            a. It is a Massachusetts trust company, duly organized, existing and in good standing under the laws of The Commonwealth of Massachusetts;

            b. It has the corporate power and authority to carry on its business in The Commonwealth of Massachusetts;

            c.    All  requisite  corporate   proceedings  have  been  taken  to
                  authorize it to enter into and perform this Agreement;

            d. No legal or administrative proceedings have been instituted or threatened which would impair the Administrator's ability to perform its duties and obligations under this Agreement;

            e. Its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Administrator or any law or regulation applicable to it;

            f. It has and will continue to have and maintain to the reasonable satisfaction of Advisors the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement; and

            g. Prior to the initial offering of the Fund's shares to the public, the Administrator will have made all the necessary Notice and any other state securities law filings to offer the Fund's shares in the states in which the Administrator was instructed to do so by Advisors pursuant to Schedules B and C of this Agreement.

4.    REPRESENTATIONS AND WARRANTIES OF ADVISORS

            Advisors represents and warrants to the Administrator that:

            a. It has the corporate power and authority under applicable laws and by its charter and by-laws to enter into and perform this Agreement;

            b. All requisite proceedings have been taken to authorize it to enter into and perform this Agreement;

            c. The Fund is a business trust, duly organized and existing and in good standing under the laws of the State of Delaware;

            d. The Fund is an investment company properly registered under the 1940 Act;

            e. A registration statement under the 1933 Act and the 1940 Act has been filed by the Fund and will be effective prior to the initial offering of the Fund's shares to the public and will remain effective while the Fund's shares are offered to the public;

            f. No legal or administrative proceedings have been instituted or threatened which would impair Advisors' ability to perform its duties and obligations under this Agreement;

            g. Its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of Advisors or any law or regulation applicable to it; and

            h. As of the close of business on the date of this Agreement, the Fund is authorized to issue shares of beneficial interest, and it will initially offer shares, in the authorized amounts as set forth in Schedule A to this Agreement.

5.    ADMINISTRATION SERVICES

            The Administrator shall provide the following services, in each case, subject to the control and direction of Advisors and the review and comment by the Fund's independent accountants and legal counsel and in accordance with procedures which may be established from time to time between Advisors and the Administrator:

            a. Oversee the determination and publication of the Fund's net asset value in accordance with the Fund's policy as adopted from time to time by the Board;

            b. Oversee the maintenance by the Fund's custodian of certain books and records of the Fund as required under Rule 31a-1(b) of the 1940 Act;

            c. Prepare the Fund's federal, state and local income and excise tax returns for review by Advisors and the Fund's independent accountants and officers and filing by a Fund officer or representative;

            d. Review calculation and appropriateness, submit for approval by officers of the Fund and arrange for payment of the Fund's expenses;

            e. Prepare for review and approval by Advisors and officers of the Fund financial information for the Fund's semi-annual and annual reports, proxy statements and other communications required or otherwise to be sent to Fund shareholders, and consult with Advisors regarding arrangements for the printing and dissemination of such reports and communications to shareholders;

            f. Prepare for review by Advisors and officers of and legal counsel for the Fund: (1) the Fund's periodic financial reports required to be filed with the U.S. Securities and Exchange Commission ("SEC") on Form N-SAR and file thereafter; and (2) financial information required by Form N-1A and such other reports, forms or filings as may be mutually agreed upon;

            g. Prepare and distribute reports to Advisors and officers of the Fund relating to the business and affairs of the Fund as may be mutually agreed upon;

            h. Make such reports and recommendations to the Board concerning the performance of the independent accountants as the Board may reasonably request or deems appropriate;

            i. Make such reports and recommendations to the Board concerning the performance and fees of the Fund's custodian and transfer and dividend disbursing agent ("Transfer Agent") as the Board may reasonably request or deems appropriate;

            j.    Oversee  and  review  calculations  of  fees  paid  to and any
                  out-of-pocket   expenses  charged  by  the  Fund's  investment
                  manager, custodian and Transfer Agent;

            k. Consult with the Fund's officers, independent accountants, legal counsel, custodian and Transfer Agent in establishing the accounting policies of the Fund;

            l. Review implementation of any dividend reinvestment programs authorized by the Board;

            m. Respond to, or refer to the Fund's officers or Transfer Agent, shareholder inquiries relating to the Fund;

            n. Provide periodic testing of portfolios as may be mutually agreed upon, to assist the Fund's investment manager in complying with Internal Revenue Code mandatory qualification requirements, the requirements of the 1940 Act and Fund prospectus limitations, prepare and disseminate to the officers of the Fund and Advisors reports providing the results of such testing, prepare and distribute to Advisors and officers of the Fund for review, reports determining the amount, if any, of the Fund's required annual distribution to shareholders and prepare and disseminate to the officers of the Fund and Advisors such other reports as may be agreed upon from time to time and as are set forth in Schedule D to this Agreement. Details of the scope of the services provided by the Administrator hereunder shall be documented in the Fund Profile as agreed to by Advisors and the Administrator from time to time;

            o. Arrange for the filing with the SEC by means of the electronic data gathering and receiving system ("EDGAR") amendments to the Fund's registration statement, including updates to the Prospectus and Statement of Additional Information and proxy material, where applicable. Unless otherwise agreed upon between Advisors and the Administrator, the Administrator's sole responsibility with respect to such filings will be to deliver the documents to be filed to a financial printer or other service provider selected or approved by Advisors and to communicate to such financial printer or service provider Advisors' instructions with respect to such filings. Any such financial printer or service provider shall not be deemed to be employed by or associated with the Administrator for purposes of Section 6 of this Agreement and the Administrator shall have no responsibility for the acts or omissions of such financial printer or service provider;

      Subject to review and comment by the Fund's legal counsel:

            p.    Make Board presentations where appropriate;

            q. Prepare for review by Advisors and officers of the Fund and file or assist in filing thereafter Rule 24f-2 notices with the SEC;

            r. Prepare and file all state Notice and any other filings in connection with the offer or sale of the Fund's shares pursuant to the specific instructions of Advisors as detailed in Schedules B and C to this Agreement and as such Schedule C is amended from time to time and provide Advisors with reports on the sale of the Fund's shares in each respective state such shares are offered or sold;

            s.    File by means of EDGAR or other  appropriate  means annual and
                  semi-annual   shareholder   reports   with   the   appropriate
                  regulatory agencies; and

            t.    Assist  the  Fund  in  the  handling  of  routine   regulatory
                  examinations and work closely with the Fund's legal counsel in response to any non-routine regulatory matters.

      The Administrator shall provide the office facilities and the personnel required by it to perform the services contemplated herein.

6.    FEES; EXPENSES; EXPENSE REIMBURSEMENT

            The Administrator shall receive from Advisors such compensation for the Administrator's services provided pursuant to this Agreement as may be mutually agreed to by the parties from time to time in the Fee Schedule included in the Transfer Agency Agreement.

            Advisors agrees to promptly reimburse the Administrator for any equipment and supplies specially ordered by the Administrator upon Advisors' written request or approval and for any other expenses not contemplated by this Agreement that the Administrator may incur on the Fund's behalf at Advisors' written request or approval.

            The  Administrator  will bear all expenses  that are incurred in the performance of its duties under this Agreement and not specifically assumed by Advisors. Except as noted herein, expenses to be borne by Advisors are: cost of services of the Fund's independent accountants and outside legal and tax counsel (including such counsel's review of the Fund's registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by the Administrator under this
Agreement); cost of any services contracted for by Advisors directly from parties other than the Administrator; cost of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities for the Fund (which costs shall be borne by the Fund); investment management fees (which costs shall be borne by the Fund); taxes (which shall be borne by the Fund), insurance premiums and other fees and expenses applicable to the Fund's operation; costs incidental to any meetings of the Fund's shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings (except for fees and expenses of the Fund's Trustees who are not "interested persons" as such term is defined in the 1940 Act, which fees and expenses shall be borne by the Fund); the salary and expenses of any officer or employee of the Fund; costs incidental to the preparation, filing, printing and distribution of the Fund's registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Fund's tax returns, Forms N-1A and N-SAR, and all notices, registrations and amendments associated with applicable federal and state tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; and fidelity bond and directors' and officers' liability insurance.

            The Administrator is authorized to and may employ or associate with such person or persons as the Administrator may deem desirable to assist it in performing its duties under this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Administrator and that the Administrator shall be as fully responsible to Advisors or to the Fund for the acts or omissions of any such person or persons as it is for its own acts or omissions.

7.    INSTRUCTIONS AND ADVICE

            At any time, the Administrator may apply to authorized officers of the Fund or Advisors for instructions and may consult with in-house legal counsel for the Fund or the independent accountants for the Fund or at its own cost may consult with its own legal counsel, with respect to any matter arising in connection with the services to be performed by the Administrator under this Agreement. The Administrator shall not be liable, and shall be indemnified by Advisors, for any action taken or omitted by it in good faith and with reasonable care and without negligence in reliance upon any such instructions or advice or upon any paper or document reasonably believed by it to be genuine and to have been signed by the proper person or persons; provided however, with respect to the performance of any action or omission of any action upon such legal advice by its own counsel, the Administrator shall be required to conform to the standard of care set forth herein and further provided that the Administrator shall follow the advice of the Fund's in-house legal counsel in instances where the advice of the Fund's in-house legal counsel and the Administrator's legal counsel differ. The Administrator shall not be held to have notice of any change of authority of any person until receipt of written notice thereof from Advisors. Nothing in this paragraph shall be construed as imposing upon the Administrator any obligation to seek such instructions or advice, or to act in accordance with such advice when received.

8.    STANDARD OF CARE, LIMITATION OF LIABILITY AND INDEMNIFICATION

            The Administrator shall exercise reasonable care and diligence in carrying out the provisions of this Agreement. The Administrator shall be responsible for the performance of only such duties as are set forth in this Agreement and, except as otherwise provided under Section 6, shall have no responsibility for the actions or activities of any other party, including other service providers. The Administrator shall have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance of or failure to perform its duties hereunder unless caused by or resulting from the negligence, willful misconduct or bad faith of the Administrator, its officers, employees or others provided under Section 6. The Administrator shall not be liable for any special, indirect, incidental, or consequential damages of any kind whatsoever (including, without limitation, attorneys' fees) under any provision of this Agreement or for any such damages arising out of any act or failure to act hereunder. In any event, for any liability or loss suffered by the Fund including, but not limited to, any liability relating to qualification of the Fund as a regulated investment company or any liability relating to the Fund's compliance with any federal or state tax or securities statute, regulation or ruling, the Administrator's liability under this Agreement shall be limited to its total annual compensation earned by and fees paid to the Administrator hereunder during the twelve months preceding the date of the agreement of settlement of the claim or date of entry of final judgment, provided that in the event that such compensation is less than two million dollars and liabilities or losses suffered by the Fund exceed such compensation, the Administrator shall be liable for up to two million dollars of such liabilities or losses, and further provided that in the event that both such compensation and liabilities or losses exceed ten million dollars, the Administrator's liability hereunder shall be limited to ten million dollars.

            The Administrator shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement caused by acts of God, equipment or transmission failure or by other circumstances reasonably beyond its control, except to the extent that the Administrator shall have failed to use its best efforts to undertake commercially reasonable efforts to minimize the likelihood of occurrence of such circumstances or to mitigate any loss or damage caused to Advisors or the Fund by such circumstances.

            Advisors shall indemnify and hold the Administrator harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Administrator resulting from any claim, demand, action or suit in connection with the Administrator's acceptance of this Agreement, any action or omission by the Administrator in the performance of its duties hereunder, or as a result of acting upon any instructions reasonably believed by it to have been duly authorized by authorized officers of Advisors or the Fund, provided that this indemnification shall not apply to actions or omissions of the Administrator, its officers or employees in cases of its or their own negligence, willful misconduct or bad faith.

            Advisors will be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any liability subject to the indemnification provided above. In the event Advisors elects to assume the defense of any such suit and retain counsel, the Administrator or any of its affiliated persons, named as defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) Advisors shall have specifically authorized the retaining of such counsel or (ii) Advisors and the Administrator agree that the retention of such counsel is required as a result of a conflict of interest. The Administrator shall not settle any action, suit, claim or demand which indemnity may be sought hereunder without the prior written approval of Advisors, which approval shall not be unreasonably withheld.

            In addition to the liability of the Administrator under this Section 8, the Administrator shall also be liable to Advisors for all reasonable out-of-pocket costs and expenses incurred by Advisors in connection with any claim by Advisors against the Administrator arising from the obligations of the Administrator hereunder, including, without limitation, all reasonable attorneys' fees and expenses incurred by Advisors in asserting any such claim, and out-of-pocket expenses incurred by Advisors in connection with any lawsuits or proceedings relating to such claim, provided that Advisors has recovered from the Administrator for such claim.

            The indemnification provisions contained herein shall survive the termination of this Agreement.

9.    CONFIDENTIALITY

            The Administrator agrees that, except as otherwise required by law or in connection with any required disclosure to a banking or other regulatory authority, it will keep confidential all records and information in its possession relating to Advisors and the Fund or its shareholders or shareholder accounts and will not disclose the same to any person except at the request or with the written consent of Advisors or the Fund. The Administrator further agrees that it shall use such records and information solely for the purposes authorized in this Agreement.

10.   COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS; RECORDS

            Without derogating any of the Administrator's responsibilities under this Agreement, Advisors assumes full responsibility for complying with all securities, tax, commodities and other laws, rules and regulations applicable to the Fund. In performing all services under this Agreement, the Administrator shall act in conformity with the Fund's Declaration of Trust and any amendments thereto, Board authorizations and determinations and the fundamental policies of the Fund as reflected in the Fund's registration statement.

            In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Administrator agrees that all records which it maintains for the Fund shall at all times remain the property of the Fund, shall be readily accessible during normal business hours, and shall be promptly surrendered upon the termination of the Agreement or otherwise on written request. The Administrator further agrees that all records which it maintains for the Fund pursuant to Rule 31a-1 under the 1940 Act will be preserved for the periods prescribed by Rule 31a-2 under the 1940 Act unless any such records are earlier surrendered as provided above. Records shall be surrendered in usable machine-readable form or such other formats as reasonably requested by Advisors or the Fund.

11.   SERVICES NOT EXCLUSIVE

            The services of the Administrator to Advisors are not to be deemed exclusive, and the Administrator shall be free to render similar services to others; provided however that the Administrator shall equitably allocate its resources in supplying services to Advisors and others. The Administrator shall be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by Advisors from time to time, have no authority to act or represent Advisors or the Fund in any way or otherwise be deemed an agent of either Advisors or of the Fund.

12.   INSPECTION AND AUDITS

            The Administrator shall permit Advisors or the Fund, during the term of this Agreement, upon reasonable prior notice, to conduct periodic inspections of any properties, documents, books, reports workpapers and other records of the Fund or Advisors in the possession of the Administrator relating to any service, product or work provided to Advisors or the Fund by the Administrator in connection with this Agreement.

            The Administrator agrees to provide reasonable notice to Advisors or the Fund of any meeting between the Administrator and the Fund's independent accountants and to allow representatives of Advisors or the Fund to attend any such meeting.

            The Administrator agrees to furnish to Advisors or the Fund annual reports under SAS 70 prepared by an independent auditing firm.

13.   NOTIFICATION OF CONTACTS BY REGULATORS

            The Administrator shall promptly notify Advisors or the Fund of any and all legal notices received by or served on the Administrator with respect to the Fund. The Administrator shall promptly notify Advisors or the Fund of all other contacts received by the Administrator from any regulatory department or agency or other governmental authority purporting to regulate Advisors or the Fund and not the Administrator, regarding the Administrator's duties and activities under this Agreement. The

Administrator will cooperate with Advisors and the Fund in responding to these contacts, with Advisors responsible for the costs and expenses thereof.

14.   TERM, TERMINATION AND AMENDMENT

            This Agreement shall become effective as of the date first written above. The Agreement shall remain in effect for a period of five (5) years from the effective date provided, however, that: (i) either party may terminate this Agreement without prejudice to any other remedy it may have, upon the material breach of this Agreement provided, however, that the non-breaching party shall have given the breaching party written notice of such breach and that the breaching party cannot or shall not have cured to the reasonable satisfaction of the non-breaching party any such breach within thirty (30) days of such notice; and (ii) the Administrator shall have the right to terminate this Agreement upon the termination by Advisors or the Fund of the Custodian Contract between the Administrator, Advisors and the Fund dated July 16, 1997 within the first five years of effectiveness of the Custodian Contract. Termination shall become effective in 120 days after the end of the 30 day cure period in the case of (i) above and concurrently with effective termination of the Custodian Contract in the case of (ii) above. This Agreement shall automatically continue in effect after such five year period unless terminated by Advisors on ninety (90) days' prior written notice to the Administrator, or by the Administrator on one hundred eighty (180) days' prior written notice to Advisors, with such termination to be effective at the time specified in the written notice. Termination of this Agreement with respect to any given Investment Fund shall in no way affect the continued validity of this Agreement with respect to any other Investment Fund. Administrator shall, at Advisors expense, transfer all records maintained by the Administrator under this Agreement and shall cooperate in the transfer of its duties and responsibilities under this Agreement. This Agreement may be modified or amended from time to time by mutual written agreement of the parties hereto.

15.   NOTICES

            Any notice or other communication authorized or required by this Agreement to be given to either party shall be in writing and deemed to have been given when delivered in person or by confirmed facsimile, or posted by certified mail, return receipt requested, to the following address (or such other address as a party may specify by written notice to the other): if to
Advisors:  Teachers Advisors,  Inc., 730 Third Avenue, New York, New York 10017,
Attn: Peter C. Clapman, Esq., Senior Vice President, Secretary and Chief Counsel, Investments, fax: (212) 916-5813; if to the Administrator: State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171,
Attn: Mutual Funds Legal Division, fax: (617) 985-2497.

16.   NON-ASSIGNABILITY

            This Agreement shall not be assigned by either party hereto without the prior consent in writing of the other party.

17.   SUCCESSORS

            This Agreement shall be binding on and shall inure to the benefit of Advisors and the Administrator and their respective permitted assigns.

18.   ENTIRE AGREEMENT

            This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all previous representations, warranties or commitments regarding the services to be performed hereunder whether oral or in writing.

19.   WAIVER

            The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver nor shall it deprive such party of the right thereafter to insist upon strict adherence to that term or any term of this Agreement. Any waiver must be in writing signed by the waiving party.

20.   SEVERABILITY

            If any provision of this Agreement is invalid or unenforceable, the balance of the Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance it shall nevertheless remain applicable to all other persons and circumstances.

21.   GOVERNING LAW

            This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

22.   REPRODUCTION OF DOCUMENTS

            This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first written above.

                           TEACHERS ADVISORS, INC.

                           By: /s/ Virgil H. Cumming
                              --------------------------------
                           Name:  Virgil H. Cumming
                                  ----------------------------
                           Title: Executive Vice President
                                  ----------------------------


                           STATE STREET BANK AND TRUST COMPANY

                           By: /s/ Ronald E. Logue
                              --------------------------------
                           Name:  Ronald E. Logue
                                  ----------------------------
                           Title: Executive Vice President
                                  ----------------------------

ADMINISTRATION AGREEMENT
TIAA-CREF Mutual Funds


                                   SCHEDULE A
                Listing of Investment Funds and Authorized Shares



       Investment Fund                      Authorized Shares

       International Equity Fund            unlimited number of shares
       Growth Equity Fund                   authorized for all Investment
       Growth & Income Fund                 Funds
       Managed Allocation Fund
       Bond Plus Fund
       Money Market Fund

ADMINISTRATION AGREEMENT
TIAA-CREF Mutual Funds


                                   SCHEDULE B
                          Notice Filings, Renewals and
                         Amendments of Fund Shares with
                         State Securities Administrators
                              ("Blue Sky Services")


      The Administrator will prepare required documentation, including Notice Filings, Renewals and Amendments in accordance with the securities laws of each jurisdiction in which Fund shares are to be offered or sold pursuant to instructions given to the Administrator by Advisors. Advisors' initial instructions are included in Schedule C to this Agreement.

      Advisors shall be responsible for the determination (i) of those jurisdictions in which Notice Filings are to be submitted and (ii) the number of Fund shares to be offered in each such jurisdiction. The Administrator shall provide Advisors with reports as frequently as requested by Advisors, indicating the number of Fund shares offered in each jurisdiction and the number of Fund shares sold in each jurisdiction. The Administrator shall provide Advisors with immediate telephone notification, followed up with written notification, upon the sale of 65% (or such other amount as may be mutually agreed upon) of Fund shares offered for sale in a particular jurisdiction. In the event that the Administrator becomes aware of (a) the sale of Fund shares in a jurisdiction in which no Notice Filing has been made; (b) the sale of Fund shares in excess of the number of Fund shares offered for sale in such jurisdiction; or (c) any failure to comply with a jurisdiction's filing, reporting or other requirements, the Administrator shall immediately report such information to Advisors, and it shall be Advisors' responsibility to determine appropriate corrective action and instruct the Administrator with respect thereto.

      The Blue Sky Services to be provided by the Administrator shall consist of the following:

      1. Filing of the Fund's initial Notice Filings, as directed by Advisors;

      2.    Filing of the Fund's Renewals and Amendment Filings, as required;

      3.    Filing of amendments to the Fund's registration statement;

      4.    Filing Fund sales reports, where required;

      5.    Payment, at Advisors' expense, of the filing fees;

      6.    Filing  the  Fund's   Prospectuses   and  Statements  of  Additional
            Information  and  any  amendments  or  supplements  thereto,   where
            required;

      7.    Filing  the  Fund's  annual  reports  and  proxy   statements  where
            required; and

      8. The performance of such additional services as the Administrator and Advisors may agree upon in writing.

      Unless otherwise specified in writing by the Administrator, Blue Sky Services by the Administrator shall not include determining the availability of exemptions under a jurisdiction's blue sky law. Any such determination shall be made by Advisors or the Fund or its legal counsel. However, at Advisors' request, the Administrator shall make available to Advisors all of its collective advice and resources in seeking such exemptions. In connection with the services described herein, Advisors, on behalf of the Fund, shall issue in favor of the Administrator a power of attorney to submit Notice Filings, Renewals and Amendments on behalf of the Fund, which power of attorney shall be substantially in the form of Exhibit I attached hereto.

ADMINISTRATION AGREEMENT
TIAA-CREF Mutual Funds

                                   SCHEDULE C
                        Blue Sky Service - State Filings

                                   Schedule C

                                   TIAA-CREF
                         BLUE SKY REGISTRATION AMOUNTS

Alabama (Blue Chip)                                          Registration Amount
-------                                                      -------------------

International Equity Fund                                    Blue Chip
                                                             -------------------
Growth Equity Fund                                           Blue Chip
                                                             -------------------
Growth & Income Fund                                         Blue Chip
                                                             -------------------
Managed Allocation Fund                                      Blue Chip
                                                             -------------------
Bond Plus Fund                                               Blue Chip
                                                             -------------------
Money Market Fund                                            Blue Chip
                                                             -------------------

--------------------------------------------------------------------------------

Alaska                                                       Registration Amount
------                                                       -------------------

International Equity Fund                                    100,000
                                                             -------------------
Growth Equity Fund                                           100,000
                                                             -------------------
Growth & Income Fund                                         200,000
                                                             -------------------
Managed Allocation Fund                                      100,000
                                                             -------------------
Bond Plus Fund                                               200,000
                                                             -------------------
Money Market Fund                                            200,000
                                                             -------------------

--------------------------------------------------------------------------------

Arkansas                                                     Registration Amount
--------                                                     -------------------

International Equity Fund                                    Indefinite
                                                             -------------------
Growth Equity Fund                                           Indefinite
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      Indefinite
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------

--------------------------------------------------------------------------------

Arizona                                                      Registration Amount
-------                                                      -------------------

International Equity Fund                                    Indefinite
                                                             -------------------
Growth Equity Fund                                           Indefinite
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      Indefinite
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------

--------------------------------------------------------------------------------

California                                                   Registration Amount
----------                                                   -------------------

TIAA-CREF                                                    Indefinite


                                      16-1

COLORADO (Blue Chip)                                         Registration Amount
--------                                                     -------------------

TIAA-CREF                                                    Indefinite

--------------------------------------------------------------------------------

Connecticut                                                  Registration Amount
-----------                                                  -------------------

International Equity Fund                                    Indefinite
                                                             -------------------
Growth Equity Fund                                           Indefinite
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      Indefinite
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------

--------------------------------------------------------------------------------


Delaware                                                     Registration Amount
--------                                                     -------------------

International Equity Fund                                    Indefinite
                                                             -------------------
Growth Equity Fund                                           Indefinite
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      Indefinite
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------

--------------------------------------------------------------------------------


Florida                                                      Registration Amount
-------                                                      -------------------

TIAA-CREF                                                    Exempt
                                                             -------------------

--------------------------------------------------------------------------------

Georgia                                                      Registration Amount
-------                                                      -------------------

TIAA-CREF                                                    Indefinite

--------------------------------------------------------------------------------

Hawaii (Blue Chip)                                           Registration Amount
------                                                       -------------------

International Equity Fund                                    Blue Chip
                                                             -------------------
Growth Equity Fund                                           Blue Chip
                                                             -------------------
Growth & Income Fund                                         Blue Chip
                                                             -------------------
Managed Allocation Fund                                      Blue Chip
                                                             -------------------
Bond Plus Fund                                               Blue Chip
                                                             -------------------
Money Market Fund                                            Blue Chip
                                                             -------------------


                                      16-2

Idaho                                                        Registration Amount
-----                                                        -------------------

International Equity Fund                                    Indefinite
                                                             -------------------
Growth Equity Fund                                           Indefinite
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      Indefinite
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------

--------------------------------------------------------------------------------

Illinois                                                     Registration Amount
--------                                                     -------------------

TIAA-CREF                                                    Indefinite

--------------------------------------------------------------------------------

Indiana                                                      Registration Amount
-------                                                      -------------------

TIAA-CREF                                                    Indefinite


--------------------------------------------------------------------------------

Iowa                                                         Registration Amount
----                                                         -------------------

International Equity Fund                                    Indefinite
                                                             -------------------
Growth Equity Fund                                           Indefinite
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      Indefinite
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------

--------------------------------------------------------------------------------

Kansas (Blue Chip)                                           Registration Amount
------                                                       -------------------

International Equity Fund                                    Blue Chip
                                                             -------------------
Growth Equity Fund                                           Blue Chip
                                                             -------------------
Growth & Income Fund                                         Blue Chip
                                                             -------------------
Managed Allocation Fund                                      Blue Chip
                                                             -------------------
Bond Plus Fund                                               Blue Chip
                                                             -------------------
Money Market Fund                                            Blue Chip
                                                             -------------------

--------------------------------------------------------------------------------

Kentucky                                                     Registration Amount
--------                                                     -------------------

TIAA-CREF                                                    Indefinite


                                      16-3

Louisiana                                                    Registration Amount
---------                                                    -------------------

TIAA-CREF                                                    Indefinite
                                                             -------------------

--------------------------------------------------------------------------------

Maine                                                        Registration Amount
-----                                                        -------------------

International Equity Fund                                    Indefinite
                                                             -------------------
Growth Equity Fund                                           Indefinite
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      Indefinite
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------

--------------------------------------------------------------------------------


Maryland                                                     Registration Amount
--------                                                     -------------------

International Equity Fund                                    Indefinite
                                                             -------------------
Growth Equity Fund                                           Indefinite
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      Indefinite
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------

--------------------------------------------------------------------------------


Massachusetts                                                Registration Amount
-------------                                                -------------------

International Equity Fund                                    Indefinite
                                                             -------------------
Growth Equity Fund                                           Indefinite
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      Indefinite
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------

--------------------------------------------------------------------------------


Michigan (Blue Chip)                                         Registration Amount
--------                                                     -------------------

International Equity Fund                                    Blue Chip
                                                             -------------------
Growth Equity Fund                                           Blue Chip
                                                             -------------------
Growth & Income Fund                                         Blue Chip
                                                             -------------------
Managed Allocation Fund                                      Blue Chip
                                                             -------------------
Bond Plus Fund                                               Blue Chip
                                                             -------------------
Money Market Fund                                            Blue Chip
                                                             -------------------


                                      16-4

Minnesota                                                    Registration Amount
---------                                                    -------------------

TIAA-CREF                                                    $5,000,000
                                                             -------------------

--------------------------------------------------------------------------------

Mississippi                                                  Registration Amount
-----------                                                  -------------------

International Equity Fund                                    Indefinite
                                                             -------------------
Growth Equity Fund                                           Indefinite
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      Indefinite
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------

--------------------------------------------------------------------------------

Missouri                                                     Registration Amount
--------                                                     -------------------

International Equity Fund                                    Indefinite
                                                             -------------------
Growth Equity Fund                                           Indefinite
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      Indefinite
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------

--------------------------------------------------------------------------------

Montana                                                      Registration Amount
-------                                                      -------------------

International Equity Fund                                    500,000
                                                             -------------------
Growth Equity Fund                                           500,000
                                                             -------------------
Growth & Income Fund                                         500,000
                                                             -------------------
Managed Allocation Fund                                      500,000
                                                             -------------------
Bond Plus Fund                                               500,000
                                                             -------------------
Money Market Fund                                            500,000
                                                             -------------------

--------------------------------------------------------------------------------

Nebraska                                                     Registration Amount
--------                                                     -------------------

International Equity Fund                                      500,000
                                                             -------------------
Growth Equity Fund                                             500,000
                                                             -------------------
Growth & Income Fund                                         1,000,000
                                                             -------------------
Managed Allocation Fund                                        500,000
                                                             -------------------
Bond Plus Fund                                               1,000,000
                                                             -------------------
Money Market Fund                                            1,000,000
                                                             -------------------


                                      16-5

Nevada (Blue Chip)                                           Registration Amount
------                                                       -------------------

International Equity Fund                                    Blue Chip
                                                             -------------------
Growth Equity Fund                                           Blue Chip
                                                             -------------------
Growth & Income Fund                                         Blue Chip
                                                             -------------------
Managed Allocation Fund                                      Blue Chip
                                                             -------------------
Bond Plus Fund                                               Blue Chip
                                                             -------------------
Money Market Fund                                            Blue Chip
                                                             -------------------

--------------------------------------------------------------------------------

New Hampshire                                                Registration Amount
-------------                                                -------------------

International Equity Fund                                    Indefinite
                                                             -------------------
Growth Equity Fund                                           Indefinite
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      Indefinite
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------

--------------------------------------------------------------------------------


New Jersey (Blue Chip)                                       Registration Amount
----------                                                   -------------------

International Equity Fund                                    Indefinite
                                                             -------------------
Growth Equity Fund                                           Indefinite
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      Indefinite
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------

--------------------------------------------------------------------------------

New Mexico (Blue Chip)                                       Registration Amount
----------                                                   -------------------

International Equity Fund                                    Blue Chip
                                                             -------------------
Growth Equity Fund                                           Blue Chip
                                                             -------------------
Growth & Income Fund                                         Blue Chip
                                                             -------------------
Managed Allocation Fund                                      Blue Chip
                                                             -------------------
Bond Plus Fund                                               Blue Chip
                                                             -------------------
Money Market Fund                                            Blue Chip
                                                             -------------------

--------------------------------------------------------------------------------


New York                                                     Registration Amount
--------                                                     -------------------

International Equity Fund                                    Indefinite
                                                             -------------------
Growth Equity Fund                                           Indefinite
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      Indefinite
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------


                                      16-6

North Carolina                                               Registration Amount
--------------                                               -------------------

TIAA-CREF                                                    Indefinite

--------------------------------------------------------------------------------


North Dakota                                                 Registration Amount
------------                                                 -------------------

International Equity Fund                                    Indefinite
                                                             -------------------
Growth Equity Fund                                           Indefinite
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      Indefinite
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------

--------------------------------------------------------------------------------

Ohio
----

TIAA-CREF                                                    Indefinite

--------------------------------------------------------------------------------

Oklahoma                                                     Registration Amount
--------                                                     -------------------

TIAA-CREF                                                    Indefinite

--------------------------------------------------------------------------------

Oregon (Blue Chip)                                           Registration Amount
------                                                       -------------------

TIAA-CREF                                                    Blue Chip

--------------------------------------------------------------------------------

Pennsylvania                                                 Registration Amount
------------                                                 -------------------

TIAA-CREF                                                    99,000,000

--------------------------------------------------------------------------------

Puerto Rico                                                  Registration Amount
-----------                                                  -------------------

International Equity Fund                                    500,000
                                                             -------------------
Growth Equity Fund                                           500,000
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      500,000
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------

--------------------------------------------------------------------------------


                                      16-7

Rhode Island (Blue Chip)                                     Registration Amount
                                                             -------------------

International Equity Fund                                    Blue Chip
                                                             -------------------
Growth Equity Fund                                           Blue Chip
                                                             -------------------
Growth & Income Fund                                         Blue Chip
                                                             -------------------
Managed Allocation Fund                                      Blue Chip
                                                             -------------------
Bond Plus Fund                                               Blue Chip
                                                             -------------------
Money Market Fund                                            Blue Chip
                                                             -------------------

--------------------------------------------------------------------------------

South Carolina                                               Registration Amount
                                                             -------------------

International Equity Fund                                    $900,000,000
                                                             -------------------
Growth Equity Fund                                           $900,000,000
                                                             -------------------
Growth & Income Fund                                         $900,000,000
                                                             -------------------
Managed Allocation Fund                                      $900,000,000
                                                             -------------------
Bond Plus Fund                                               $900,000,000
                                                             -------------------
Money Market Fund                                            $900,000,000
                                                             -------------------

--------------------------------------------------------------------------------

South Dakota (Blue Chip)                                     Registration Amount
------------                                                 -------------------

International Equity Fund                                    Blue Chip
                                                             -------------------
Growth Equity Fund                                           Blue Chip
                                                             -------------------
Growth & Income Fund                                         Blue Chip
                                                             -------------------
Managed Allocation Fund                                      Blue Chip
                                                             -------------------
Bond Plus Fund                                               Blue Chip
                                                             -------------------
Money Market Fund                                            Blue Chip
                                                             -------------------

--------------------------------------------------------------------------------

Tennessee                                                    Registration Amount
---------                                                    -------------------

International Equity Fund                                    Indefinite
                                                             -------------------
Growth Equity Fund                                           Indefinite
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      Indefinite
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------


                                      16-8

Texas                                                        Registration Amount
-----                                                        -------------------

International Equity Fund                                    1,500,000
                                                             -------------------
Growth Equity Fund                                           1,500,000
                                                             -------------------
Growth & Income Fund                                         4,000,000
                                                             -------------------
Managed Allocation Fund                                      1,500,000
                                                             -------------------
Bond Plus Fund                                               4,000,000
                                                             -------------------
Money Market Fund                                            4,000,000
                                                             -------------------

--------------------------------------------------------------------------------

Utah (Blue Chip)                                             Registration Amount
----                                                         -------------------

TIAA-CREF                                                    Indefinite or
                                                             Blue Chip

--------------------------------------------------------------------------------

Vermont                                                      Registration Amount
-------                                                      -------------------

International Equity Fund                                    Indefinite
                                                             -------------------
Growth Equity Fund                                           Indefinite
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      Indefinite
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------

--------------------------------------------------------------------------------

Virginia                                                     Registration Amount
--------                                                     -------------------

TIAA-CREF                                                    Indefinite

--------------------------------------------------------------------------------

Washington                                                   Registration Amount
----------                                                   -------------------

International Equity Fund                                    2,000,000
                                                             -------------------
Growth Equity Fund                                           2,000,000
                                                             -------------------
Growth & Income Fund                                         5,000,000
                                                             -------------------
Managed Allocation Fund                                      2,000,000
                                                             -------------------
Bond Plus Fund                                               5,000,000
                                                             -------------------
Money Market Fund                                            5,000,000
                                                             -------------------

--------------------------------------------------------------------------------


                                      16-9

West Virginia                                                Registration Amount
--------------                                               -------------------

International Equity Fund                                    Blue Chip
                                                             -------------------
Growth Equity Fund                                           Blue Chip
                                                             -------------------
Growth & Income Fund                                         Blue Chip
                                                             -------------------
Managed Allocation Fund                                      Blue Chip
                                                             -------------------
Bond Plus Fund                                               Blue Chip
                                                             -------------------
Money Market Fund                                            Blue Chip
                                                             -------------------

--------------------------------------------------------------------------------


Wisconsin                                                    Registration Amount
---------                                                    -------------------

International Equity Fund                                    Indefinite
                                                             -------------------
Growth Equity Fund                                           Indefinite
                                                             -------------------
Growth & Income Fund                                         Indefinite
                                                             -------------------
Managed Allocation Fund                                      Indefinite
                                                             -------------------
Bond Plus Fund                                               Indefinite
                                                             -------------------
Money Market Fund                                            Indefinite
                                                             -------------------

--------------------------------------------------------------------------------

Wyoming                                                      Registration Amount
-------                                                      -------------------

TIAA-CREF                                                    Exemption





Approved: /s/ Carol L. Schor
          ----------------------------
              Carol L. Schor

Date: 7/16/97
      --------------------------------


                                     16-10

                                   SCHEDULE D

                                    TIAA-CREF
                         Listing of Reports Prepared by
                   State Street Fund Administration Department



Report Name                                          Frequency
-----------                                          ---------

Reports on Compliance with SEC and IRS
  Restrictions in accordance with the Fund Profile   Monthly or more frequently,
                                                     if requested and agreed
                                                     to by the parties.

Annual and Semi-Annual Financial Statements          Bi-Annually

Form N-SAR                                           Bi-Annually

24f-2 Filing Report                                  Annually

Form 1099 Misc.                                      Annually

Form 1096                                            Annually

Form 1042 and 1042S                                  Annually

Form 1902-AP                                         Annually

Form 1902-b                                          Annually

Form 8613                                            Annually

Form 2758                                            As needed

Form 1120 RIC                                        Annually

Form 7004                                            As needed

Sec. 852(b)(3)(C) Notification                       As needed

                                    EXHIBIT I

                            LIMITED POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, as of , 199_ that TEACHERS ADVISORS, INC. ("Advisors') with principal offices at 730 Third Avenue, New York, New York 10017 (on behalf of TIAA-CREF Mutual Funds, "Fund") makes, constitutes, and appoints STATE STREET BANK AND TRUST COMPANY (the "Administrator") with principal offices at 225 Franklin Street, Boston, Massachusetts its lawful attorney-in-fact for it to do as if it were itself acting, the following:

1. REGISTRATION OF FUND SHARES. The power to register shares of the Fund in each jurisdiction in which Fund shares are offered or sold and in connection therewith the power to prepare, execute, and deliver and file any and all Fund notices, applications, including without limitation, applications to register shares, consents, including consents to service of process, reports, including without limitation, all periodic reports, claims for exemption, or other documents and instruments now or hereafter required or appropriate in the judgment of the Administrator in connection with the registration of Fund shares.

2.    AUTHORIZED   SIGNERS.   Pursuant  to  this  Limited   Power  of  Attorney,
      individuals holding the titles of Officer, Blue Sky Manager, or Senior Blue Sky Administrator at the Administrator shall have authority to act on behalf of Advisors with respect to item 1 above.

The execution of this limited power of attorney shall be deemed coupled with an interest and shall be revocable only upon receipt by the Administrator of such termination of authority. Nothing herein shall be construed to constitute the appointment of the Administrator as or otherwise authorize the Administrator to act as an officer, director or employee of Advisors or the Fund.

IN WITNESS WHEREOF, Advisors has caused this Agreement to be executed in its name and on its behalf by and through its duly authorized officer, as of the date first written above.


TEACHERS ADVISORS, INC.

By:
   ----------------------------
Name:
     --------------------------
Title:
      -------------------------

                                       18